UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 13, 2006

BOSTON RESTAURANT ASSOCIATES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-18369	61-1162263
(Commission File Number)	(I.R.S. Employer Identification No.)

Six Kimball Lane, Suite 210, Lynnfield, MA	01940
(Address of Principal Executive Offices)	(Zip Code)

(339) 219-0466
(Registrant’s Telephone Number, Including Area Code)

Stonehill Corporate Center, 999 Broadway, Suite 400. Saugus, MA 01906
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR    230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 13, 2006, at a special meeting of the stockholders of Boston Restaurant Associates, Inc (the “Company”), the Agreement and Plan of Merger dated as of March 17, 2006, as amended by Amendment No. 1 and Amendment No. 2 among Dolphin Direct Equity Partners, L.P., Braidol Acquisition Corp., and the Company ( the “Merger Agreement”), was approved by all votes of the Company’s stockholders required to approve the Merger Agreement and the transactions contemplated hereby. The Company expects to complete the merger on or before December 20, 2006, subject to the satisfaction or waiver of all conditions precedent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 13, 2006	BOSTON RESTAURANT ASSOCIATES, INC.

	By:	/s/ George R. Chapdelaine
George R. Chapdelaine, President and Chief Executive Officer